EXHIBIT 99.1



                                November 8, 2002



VIA EDGAR


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

         Re:      Seneca Foods Corporation
                  Quarterly Report on Form 10-Q
                  For the Quarterly Period ended September 28, 2002

Ladies and Gentlemen:

         Transmitted herewith are written statements pursuant to 18 U.S.C.
Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 to accompany the above-captioned periodic report.

                                           Very truly yours,

                                           SENECA FOODS CORPORATION



                                           By:/s/Jeffrey L.  Van Riper
                                              ------------------------
                                              Jeffrey L. Van Riper
                                              Controller & Secretary